Exhibit 10.8
FIRST AMENDMENT TO
EMPLOYMENT AGREEMENT FOR
J. MICHAEL SCHROEDER
     This is a FIRST AMENDMENT TO EMPLOYMENT AGREEMENT, dated May 28, 2008, between Great Wolf Resorts, Inc., a Delaware corporation (“Employer”) and J. Michael Schroeder, a natural person resident of the State of Wisconsin as of the date hereof (“Employee”), the terms and conditions of which are as follows:
     1. Employer and Employee entered into an Employment Agreement dated as of December 13, 2004 (the “Original Agreement”).
     2. Section 4.2(f)(6)(A)(2) of the Original Agreement is hereby modified by deleting the words “ninety (90) day period” and replacing them with “one hundred twenty (120) day period.”
     3. All other terms and conditions of the Original Agreement are hereby ratified and confirmed.
Employer and Employee have hereby executed this FIRST AMENDMENT TO EMPLOYMENT AGREEMENT as of the date above first written.

Employer:		Employee:
GREAT WOLF RESORTS, INC.

By:	/S/	/S/

	Name: R. Churchey	J. Michael Schroeder
Title: CEO